     SEVENTH AMENDMENT and WAIVER
     dated as of October 13, 1995 to the CREDIT
     AGREEMENT dated as of November 21, 1991
     (as the same has been amended by the
     Amendment and Waiver dated as of August 27, 1993, the Amendment and Waiver dated as of September 14, 1993, the Amendment dated as of December 7, 1993, the Fourth Amendment
     Agreement dated as of July 27, 1994, the Fifth
     Amendment and Waiver dated as of October 11, 1994, the Sixth Amendment and Waiver dated as of March 31, 1995 and as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement"), among NAPCO
     SECURITY SYSTEMS, INC., a Delaware
     corporation (the "Borrower"), the guarantors signatory hereto (collectively, the
     "Guarantors"), the lenders named in Schedule
     2.01 and 2.06 of the Credit Agreement
     (collectively, the "Lenders") and CHEMICAL
     BANK, as agent for the Lenders (in such
     capacity, the "Agent").

WHEREAS, the Borrower and the Guarantors wish to amend and waive certain provisions of the Credit Agreement;

WHEREAS, the Agent and the Lenders have consented to amend and waive the Credit Agreement to reflect the requests herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows;

  1. WAIVER OF ARTICLE VII, NEGATIVE COVENANTS, SECTION 7.08. TANGIBLE NET
     WORTH.

     Compliance with Article VII, Section 7.08. of the Credit Agreement is hereby waived for the fiscal year ended June 30, 1995 to permit the Tangible Net Worth plus Subordinated Indebtedness of the Borrower and its Consolidated subsidiaries to be less than $26,971,000 as of the fiscal year ended June 30, 1995 provided, however, Tangible Net Worth plus Subordinated Indebtedness of the Borrower and its Consolidated subsidiaries was not less than $25,455,000 as of such fiscal year end.

  2. AMENDMENT TO ARTICLE VII, NEGATIVE COVENANTS, Section 7.08. TANGIBLE NET WORTH.




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     Article VII. Section 7.08. of the Credit Agreement is hereby amended by deleting sub-section (iii) in its entirety and substituting therefor the following:

     "(iii) $25,455,000 from June 30, 1995 until June 29, 1996;"

  3. WAIVER OF ARTICLE VII, NEGATIVE COVENANTS, SECTION 7.18. DEBT SERVICE COVERAGE RATIO.

     Compliance with Article VII, Section 7.18. of the Credit Agreement is hereby waived for the fiscal year ended June 30, 1995 to permit the Debt Service Coverage Ratio of the Borrower and its Consolidated subsidiaries to be less than .94 to 1.0 as of the fiscal year ended June 30, 1995 provided, however, such ratio was not less than .91 to 1.0 as of such fiscal year end.

     4. WAIVER OF ARTICLE VII, NEGATIVE COVENANTS, SECTION 7.19. INVENTORY RELIANCE.

     Compliance with Article VII Section 7.19. of the Credit Agreement is hereby waived for the fiscal year ended June 30, 1995 to permit the Inventory Reliance of the Borrower and its Consolidated subsidiaries to be more than 34% as of the fiscal year ended June 30, 1995 provided, however, the Inventory Reliance of the Borrower and its Consolidated subsidiaries was not greater than 36% as of such fiscal year end.

This SEVENTH AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended, waived or consented to hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

This SEVENTH AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Borrower hereby represents and warrants that, after giving effect to this SEVENTH AMENDMENT and WAIVER, no Event of Default or Default exists under the Credit Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.

This SEVENTH AMENDMENT and WAIVER may be executed in one or more counterparts, each of which shall constitute an original, but all of which when, taken together shall constitute but one SEVENTH AMENDMENT and WAIVER. The SEVENTH AMENDMENT and WAIVER shall become effective when (i) duly executed counterparts hereof which, when taken


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together, bear the signatures of each of the parties hereto shall have been delivered to the Agent and (ii) the Agent shall have received copies of executed waivers and amendments (as appropriate) to (a) the Chemical/BNY Loan Agreement and (b) the Letter of Credit and Bond Purchase Agreement dated as of April 1, 1985 between the Borrower and Chemical Bank.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors and the Agent have caused this SEVENTH AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.


                        NAPCO SECURITY SYSTEMS, INC.


                        By: /s/ Kevin S. Buchal
                            _______________________________________
                            Name:
                            Title: Senior Vice President

                        Guarantors:

                        NAPCO SECURITY SYSTEMS
                          INTERNATIONAL INC.
                        UMI MANUFACTURING CORP.
                        RALTECH LOGIC, INC.
                        E.E. ELECTRONIC
                          COMPONENTS, INC.
                        ALARM LOCK SYSTEMS, INC.
                        DERRINGER SECURITY
                          SYSTEMS, INC.



                        By: /s/ Kevin S. Buchal
                            ________________________________________
                            Name:
                            Title: Senior Vice President



  CHEMICAL BANK, as Agent and Lender


  By: /s/ Robert F. Eisen
      _______________________________
      Name:
      Title: Vice President


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